EXHIBIT 21.1

KIRBY CORPORATION
CONSOLIDATED SUBSIDIARIES OF THE REGISTRANT
AT DECEMBER 31, 2021

Domicile of Incorporation
KIRBY CORPORATION – PARENT AND REGISTRANT	Nevada

SUBSIDIARIES OF THE PARENT AND REGISTRANT
Kirby Corporate Services, LLC	Delaware
KIM Holdings, Inc.	Delaware
Kirby Terminals, Inc.	Texas
Sabine Transportation Company	Delaware
AFRAM Carriers, Inc.	Delaware
Kirby Distribution & Services, Inc.	Delaware
Kirby Tankships, Inc.	Delaware
Kirby Ocean Transport Company	Delaware
Kirby Offshore Marine, LLC	Delaware
Adaptive KRM, LLC	Texas
K Equipment, LLC	Texas
The Hollywood Camp, LLC	Texas

CONTROLLED SUBSIDIARIES
KIM Partners, LLC (Subsidiary of KIM Holdings, Inc.)	Louisiana
Kirby Inland Marine, LP (KIM Holdings, Inc. 1% General Partner, KIM Partners, LLC 99% Limited Partner)	Delaware
Greens Bayou Fleeting, LLC (subsidiary of Kirby Inland Marine, LP)	Texas
Dixie Carriers, Inc. (subsidiary of Kirby Inland Marine, LP)	Texas
Osprey Line, L.L.C. (Kirby Inland Marine, LP 66 2/3%)	Texas
San Jac Marine, LLC (subsidiary of Kirby Inland Marine, LP)	Delaware
Diesel Dash LLC (subsidiary of Kirby Distribution & Services, Inc.)	Delaware
Kirby Engine Systems LLC (subsidiary of Kirby Distribution & Services, Inc.)	Delaware
Marine Systems, Inc. (subsidiary of Kirby Engine Systems LLC)	Louisiana
Engine Systems, Inc. (subsidiary of Kirby Engine Systems LLC)	Delaware
United Holdings LLC (subsidiary of Kirby Distribution & Services, Inc.)	Delaware
United Engines LLC (subsidiary of United Holdings LLC)	Colorado
UE Manufacturing LLC (subsidiary of United Holdings LLC)	Colorado
Thermo King of Houston, LLC (subsidiary of United Holdings LLC)	Texas
Thermo King of Dallas, LLC (subsidiary of United Holdings LLC)	Texas
San Antonio Thermo King, Inc. (subsidiary of Thermo King of Houston, LLC)	Texas
Kirby Offshore Marine Operating, LLC (subsidiary of Kirby Offshore Marine, LLC)	Delaware
Kirby Offshore Wind, LLC (subsidiary of Kirby Offshore Marine, LLC)	Delaware
Kirby Offshore Marine Hawaii, LLC (subsidiary of Kirby Offshore Marine Operating, LLC)	Delaware
Kirby Offshore Marine Pacific, LLC (subsidiary of Kirby Offshore Marine Operating, LLC)	Delaware
Kirby Offshore Marine, Inc. (subsidiary of Kirby Offshore Marine Operating, LLC)	Delaware
Inversiones Kara Sea SRL (subsidiary of Kirby Offshore Marine Operating, LLC)	Venezuela
K-Sea Canada Holdings, Inc. (subsidiary of Kirby Offshore Marine, Inc.)	Delaware
Penn Maritime Inc. (subsidiary of Kirby Offshore Marine, LLC)	Delaware
Capella Marine Leasing, LLC (Kirby Offshore Marine Pacific, LLC 50%)	Oregon
Stewart & Stevenson LLC (subsidiary of Kirby Distribution & Services, Inc.)	Delaware
Stewart & Stevenson Power Products LLC (subsidiary of Stewart & Stevenson LLC)	Delaware
Stewart & Stevenson Canada Inc. (subsidiary of Stewart & Stevenson LLC)	Canada
Stewart & Stevenson de las Americas Colombia Ltda. (Stewart & Stevenson Petroleum Services LLC 1% General Partner, Stewart & Stevenson LLC 99% Limited Partner)	Colombia
Stewart & Stevenson de Venezuela, S.A. (subsidiary of Stewart & Stevenson LLC 99.95%)	Venezuela
Stewart & Stevenson Material Handling LLC (subsidiary of Stewart & Stevenson LLC)	Delaware
Hunt Power Systems LLC (subsidiary of Stewart & Stevenson LLC)	Delaware
Stewart & Stevenson Petroleum Services LLC (subsidiary of Stewart & Stevenson LLC)	Delaware
Stewart & Stevenson Distributor Holdings LLC (subsidiary of Stewart & Stevenson LLC)	Delaware
Stewart & Stevenson Finance LLC (subsidiary of Stewart & Stevenson LLC)	Delaware
Stewart & Stevenson Manufacturing Technologies LLC (subsidiary of Stewart & Stevenson LLC)	Delaware

Stewart & Stevenson Acquisition LLC (subsidiary of Stewart & Stevenson LLC)	Delaware
Stewart & Stevenson Rentals LLC (subsidiary of Stewart & Stevenson LLC)	Delaware
Stewart & Stevenson FDDA LLC (subsidiary of Stewart & Stevenson LLC)	Delaware
Transmissions Y Embragues, S.A. (subsidiary of Stewart & Stevenson de Venezuela, S.A.)	Venezuela
Stewart & Stevenson Hong Kong Limited (subsidiary of Stewart & Stevenson Petroleum Services LLC)	Hong Kong
Stewart and Stevenson Healthcare Technologies, LLC (subsidiary of Stewart & Stevenson LLC)	Texas
Higman Marine, Inc. (subsidiary of Kirby Inland Marine, LP)	Delaware
Higman Barge Lines, Inc. (subsidiary of Higman Marine, Inc.)	Delaware
Higman Marine Services, Inc. (subsidiary of Higman Marine, Inc.)	Delaware
Higman Service Corporation (subsidiary of Higman Marine, Inc.)	Delaware
Alamo Barge Lines, LLC (subsidiary of Kirby Inland Marine, LP)	Delaware
Empty Barge Lines, Inc. (subsidiary of Kirby Inland Marine, LP)	Texas
Empty Barge Lines II, Inc. (subsidiary of Kirby Inland Marine, LP)	Texas
Empty Barge Lines III, Inc. (subsidiary of Kirby Inland Marine, LP)	Texas
EBL Marine I LLC (subsidiary of Kirby Inland Marine, LP)	Texas
EBL Marine II LLC (subsidiary of Kirby Inland Marine, LP)	Texas
EBL Marine III LLC (subsidiary of Kirby Inland Marine, LP)	Texas